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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 16, 2000

                             SURGE COMPONENTS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

               New York                                  0-14188                             11-2602030
               --------                                  -------                             ----------
    (State or Other Jurisdiction of             (Commission File Number)             IRS Employer Identification
            Incorporation)                                                                     Number)

                 1016 Grand Boulevard, Deer Park, New York 11729
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (631) 595-1818
                                 ---------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On October 16, 2000, Surge Components, Inc. (the "Registrant") issued a press release announcing net sales, certain earnings par share data, and related information for the three months ended August 31, 2000. The press release is attached hereto as an exhibit.


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SURGE COMPONENTS, INC.
                                        Registrant



Dated: October 16, 2000                 By: /s/ Steven J. Lubman
                                        -----------------------------
                                        Steven J. Lubman, Vice President